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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2003

Advance Auto Parts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State of other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (540) 362-4911

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

On June 4, 2003, Advance Auto Parts, Inc. issued a press release announcing that FS Equity Partners IV, L.P., an investment fund controlled by Freeman Spogli & Co. LLC, sold 2.0 million shares of Advance Auto Parts, Inc. common stock in a transaction completed after the close of business on June 3, 2003. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated June 4, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC. (Registrant)

Date	June 5, 2003	/s/ ERIC M. MARGOLIN
(Signature)*
Eric M. Margolin Senior Vice President, General Counsel and Secretary

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Advance Auto Parts, Inc., dated June 4, 2003.